FUNDVANTAGE TRUST

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Supplement dated August 23, 2013 to the Prospectus of Private Capital Management Value Fund (the “Fund”) dated September 1, 2012 (the “Prospectus”)

Change of Control of Investment Adviser

On or about September 1, 2013, Private Capital Management, L.P. (“PCM” or the “Adviser”) is expected to complete a transaction to restructure its equity ownership (the “Transaction”).  In conjunction with the Transaction, PCM’s corporate structure will change from a limited partnership to a limited liability company and the Adviser will be renamed Private Capital Management, LLC.  Under the terms of the Transaction, PCM will no longer be a wholly-owned subsidiary of Legg Mason, Inc.  Upon closing of the Transaction, PCM will be wholly-owned by Pelican Bay Holdings, LLC, which is owned by Joelle Investments, LLC.  Joelle Investments, LLC is 100% owned by Gregg J. Powers.  Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Transaction will result in a change of control of PCM and, pursuant to relevant provisions of the 1940 Act, will effectively terminate the investment advisory agreement between FundVantage Trust, on behalf of the Fund, and PCM, and makes the approval of a new agreement by shareholders of the Fund necessary.

In light of this event, the Fund’s Board has approved an interim investment advisory agreement under which the Fund will be managed by PCM until a new agreement is approved by Fund shareholders. The interim agreement is substantially identical to the terminated agreement (with the exception of different effective and termination dates) and will not result in changes in the management of the Fund by the Adviser, its investment objective, fees or services provided. A new investment advisory agreement, also expected to be substantially identical to the terminated agreement, will be submitted for shareholder approval at a special meeting expected to take place in October 2013.

A discussion regarding the basis for the Board’s approval of the interim and proposed advisory agreements also will be available in the Fund’s report to shareholders for the next annual or semiannual reporting period ending after the dates of such approval.